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                                                                 Exhibit 23.2


                                  [LETTERHEAD]

                                     CONSENT

          I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, Navigator Ventures, Inc.

          DATED this 23rd day of April, 2001.

                         Yours truly,

                         /s/ Kennan E. Kaeder
                         Kennan E. Kaeder